SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): NOVEMBER 15, 1995




                                IVAX CORPORATION



                   8800 N.W. 36TH STREET, MIAMI, FLORIDA 33178


                                  305-590-2200


Incorporated under the laws of the         I.R.S. Employer Identification Number

        STATE OF FLORIDA                                16-1003559

                             Commission File Number

                                     1-09623


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ITEM 5.           OTHER EVENTS.

         On November 15, 1995, IVAX Corporation ("IVAX") and Hafslund Nycomed AS, a corporation organized under the laws of the Kingdom of Norway ("Hafslund Nycomed"), terminated by mutual agreement the Transaction Agreement (the "Agreement"), dated as of October 18, 1995, among IVAX, Hafslund Nycomed and IVAX NYCOMED Corporation, a Florida corporation. The execution of the Agreement had been previously reported by IVAX on a Form 8-K dated October 18, 1995.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c) Exhibits.

            10 Termination of Transaction Agreement, dated as of November 15,
               1995 (the "Termination Agreement"), among IVAX Corporation ("IVAX"), Hafslund Nycomed AS ("Hafslund Nycomed") and IVAX NYCOMED Corporation.

            99 Press Release of IVAX and Hafslund Nycomed relating to the
               Termination Agreement.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       IVAX CORPORATION


                                       \S\ ARMANDO A. TABERNILLA
                                       -------------------------
                                       Armando A. Tabernilla
                                       Vice President -- Legal Affairs
                                       and General Counsel

Date: November 17, 1995


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